EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is dated as of May 18, 2004, by and among MedCap Partners L.P. ("MEDCAP") and Crdentia Corp., a Delaware corporation (the "COMPANY" and collectively with MedCap, the "PURCHASERS"), on the one hand, and the parties listed on the Schedule of Stockholders attached to this Agreement as EXHIBIT A (each hereinafter individually referred to as a "STOCKHOLDER" and collectively referred to as the "STOCKHOLDERS").

                                    RECITALS

         WHEREAS, the Stockholders collectively own One Million Seven Hundred Sixty-Six Thousand and Fourteen (1,766,014) of the issued and outstanding shares of the Company's Common Stock (the "SHARES");

         WHEREAS, the Purchasers desire to acquire all of the Shares held by the Stockholders on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Acquisition of Shares.

                  1.1 SALE OF SHARES TO MEDCAP. On the Closing Date (as defined below), the Stockholders shall convey, transfer and assign, upon the terms and conditions herein set forth, to MedCap, free and clear of all liens, security interests, pledges, claims and encumbrances of every kind, nature and description, and MedCap shall accept from the Stockholders, One Million Sixteen Thousand and Fourteen (1,016,014) Shares in exchange for Seven Hundred Sixty-Two Thousand Ten Dollars and Fifty Cents ($762,010.50), paid by wire transfers to accounts designated by the Stockholders or by cashier's checks drawn upon a federally insured lending institution (the "MEDCAP CASH PAYMENT").

                  1.2 SALE OF SHARES TO THE COMPANY. On the Closing Date, the Stockholders shall transfer Seven Hundred Fifty Thousand (750,000) Shares (the "ESCROW SHARES") to Continental Stock Transfer & Trust Company. (the "ESCROW AGENT"). The Escrow Agent shall convey, transfer and assign, upon the terms and conditions herein set forth, to the Company or its assign(s), free and clear of all liens, security interests, pledges, claims and encumbrances of every kind, nature and description, the Escrow Shares, as follows:

                           (a) Beginning on July 1, 2004, and continuing on the
first day of each month through and including June 1, 2005 (each an "INITIAL PAYMENT DATE"), the Company or its assign(s) shall pay $31,250 to the Escrow Agent by a wire transfer to an account designated by the Escrow Agent or by a cashier's check drawn upon a federally insured lending institution, and the Escrow Agent shall cause 31,250 Escrow Shares to be transferred to the Company or its assign(s).

                           (b) Beginning on July 1, 2005 and continuing on the
first day of each month through and including June 1, 2006 (each a "SUBSEQUENT PAYMENT DATE"), the Company or its assign(s) shall pay $46,875 to the Escrow Agent by a wire transfer to an account designated by the Escrow Agent or by a cashier's check drawn upon a federally insured lending institution, and the Escrow Agent shall cause 31,250 Escrow Shares to be transferred to the Company or its assign(s).

         In the event the Company or its assign(s) fails to transfer payment to the Escrow Agent on any Initial Payment Date or Subsequent Payment Date, as the case may be, (a) the Escrow Agent shall transfer the to the Stockholders the Escrow Shares which would otherwise have been transferred to the Company or its assign(s) on such date, and (b) the Stockholders shall have an option for a period of thirty (30) days to request that the Escrow Agent return all of the remaining Escrow Shares to the Stockholders. If the Stockholders do not exercise the option, the Company or its assign(s) will continue to have the right to transfer payment to the Escrow Agent in exchange for Shares on any succeeding Initial Payment Date or Subsequent Payment Date, as the case may be. The Stockholders' sole and exclusive remedy in the event the Company or its assign(s) fails to transfer payment to the Escrow Agent on any Initial Payment Date or Subsequent Payment Date, as the case may be, shall be to have the Escrow Agent return to the Stockholders the remaining Escrow Shares.

         The Escrow Agent shall act pursuant to the terms of this Agreement and an Escrow Agreement among the Company, the Stockholders and the Escrow Agent in the form attached hereto as EXHIBIT B (the "ESCROW AGREEMENT").

         2. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. As material inducement to the Purchasers to enter into this Agreement and purchase the Shares hereunder, each Stockholder severally makes the following representations and warranties to the Purchasers:

                  2.1 The Stockholder owns the number of Shares set forth opposite such Stockholder's name on EXHIBIT A. The Stockholder has good, marketable and unencumbered title to such Shares, free and clear of all liens, security interests, pledges, claims, options and rights of others. There are no restrictions on the Stockholder's right to transfer such Shares to the Purchasers pursuant to this Agreement. The Shares are transferable under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). All transfers of the Shares effected prior to the Closing have complied with all applicable laws, rules and regulations (including, without limitation, the Securities Act).

                  2.2 The consummation of the transactions contemplated by this Agreement does not violate any other agreements to which the Stockholder is a party either in whole or in part and the Stockholder has all necessary power and authority to enter into and perform this Agreement.

                  2.3 This Agreement constitutes a valid and binding obligation of the Stockholder.

                  2.4 There is no action, suit, proceeding or investigation pending or currently threatened that relates to the Shares or the Stockholder.

                  2.5 The Stockholder has complied with all applicable federal and state statutes, rules and regulations (the "LAWS") that relate to the Shares. The execution, delivery and performance of this Agreement and the Escrow Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any violation of any applicable Laws.

                  2.6 The Stockholder neither is nor will he, she or it be obligated for any finders' fee or commission in connection with this transaction.

                  2.7 The Stockholder has been provided with, and has had an opportunity to review, each form, report, schedule, statement and other document filed by the Company under the Exchange Act or the Securities Act, including any amendment to such document.

                  2.8 Except for Gera Laun and the Mabery Group, each Stockholder is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act.

                  2.9 The Stockholder is a sophisticated investor, and is capable of fending for himself with respect to the transactions contemplated by this Agreement. The Stockholder acknowledges and agrees that there are risks associated with the transactions contemplated by this Agreement, including, but not limited to, the risk that the value of the Shares may, in the future, exceed the amounts the Purchasers have agreed to pay for the Shares.

         3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. As material inducement to the Stockholders to enter into this Agreement, each Purchaser severally makes the following representations and warranties to the
Stockholders:

                  3.1 The consummation of the transactions contemplated by this Agreement does not violate any other agreements to which the Purchaser is a party either in whole or in part and it has all necessary power and authority to enter into and perform this Agreement.

                  3.2 This Agreement constitutes a valid and binding obligation of the Purchaser.

                  3.3 The Purchaser is acquiring the Shares solely for its own account for investment, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof.

         4. ADDITIONAL REPRESENTATION AND WARRANTY OF THE COMPANY. In addition to the representations and warranties set forth in Section 3, the Company represents and warrants to the Stockholders that it does not need the consent of its stockholders to enter into and perform this Agreement.

         5. FURTHER AGREEMENTS. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         6. CLOSING.

                  6.1 CLOSING DATE. The closing of the transactions provided for in this Agreement (herein sometimes called the "CLOSING") shall take place at the offices of Morrison & Foerster LLP, 3811 Valley Centre Drive, San Diego, CA 92130 at 10:00 a.m. on May 18, 2004, or at such time and in such manner as the parties mutually agree. The date and time of Closing is sometimes herein called the "CLOSING DATE."

                  6.2 DELIVERIES BY THE STOCKHOLDERS AT THE CLOSING. At the Closing, the Stockholders will deliver or cause to be delivered to MedCap, the Company and/or the Escrow Agent, as the case may be:

                           (a) Certificates for One Million Sixteen Thousand and
Fourteen (1,016,014) Shares to MedCap, endorsed by the Stockholders in blank, or with stock transfer powers executed by the Stockholders in blank attached. The number of Shares to be transferred by each Stockholder to MedCap is set forth opposite each Stockholder's name on EXHIBIT A;

                           (b) Certificates for Seven Hundred Fifty Thousand
(750,000) Shares to the Escrow Agent, endorsed by the Stockholders in blank, or with stock transfer powers executed by the Stockholders in blank attached. The number of Shares to be transferred by each Stockholder to the Escrow Agent is set forth opposite each Stockholder's name on EXHIBIT A; and

                           (c) The Escrow Agreement, duly executed by the
Stockholders.

                  6.3 DELIVERIES BY MEDCAP AND/OR THE COMPANY AT THE CLOSING. At the Closing, MedCap and/or the Company, as the case may be, will deliver or cause to be delivered to the Stockholders the following:

                           (a) MedCap shall deliver the MedCap Cash Payment to
the Stockholders. Each Stockholder shall receive that portion of the MedCap Cash Payment set forth opposite such Stockholder's name on EXHIBIT A; and

                           (b) The Escrow Agreement, duly executed by MedCap and
the Company.

                  6.4 ADDITIONAL DELIVERY BY THE STOCKHOLDERS. For so long as the Company has the right to transfer payment to the Escrow Agent in exchange for Escrow Shares, each Stockholder agrees to immediately provide the Purchasers with written notice of any change(s) to the representations and warranties of such Stockholder contained in Section 2.

         7. COVENANTS OF THE COMPANY. The Company hereby covenants and agrees with the Stockholders as follows:

                  7.1 In the event the Company closes an equity financing pursuant to which it sells shares of capital stock and receives net proceeds of at least $3,000,000, the Company's obligations under Section 1.2 shall accelerate such that the Company shall be obligated to, within thirty (30) days of the closing of such equity financing, transfer to the Escrow Agent, in exchange for all of the remaining Escrow Shares, an amount equal to the aggregate amounts due on all remaining Initial Payment Dates and/or Subsequent Payment Dates.

                  7.2 In the event the Company closes an equity financing pursuant to which it sells shares of capital stock and receives net proceeds of less than $3,000,000, the Company shall, within thirty (30) days of the closing of such equity financing, transfer ten percent (10%) of the net proceeds of such equity financing to the Escrow Agent to be applied against amounts due upon one or more future Initial Payment Dates or Subsequent Payment Dates, as the case may be.

         8. STAND-STILL AGREEMENT.

         Each Stockholder hereby agrees that, except as set forth in this Agreement, it will not, directly or indirectly, without the prior written consent of the Company, during the period commencing on the date hereof and ending on May 31, 2006 (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for the Company's Common Stock (whether such shares or any such securities are then owned by the Stockholder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Company's Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the Company's Common Stock or such other securities, in cash or otherwise. Notwithstanding the foregoing, nothing in this Agreement shall prohibit the Stockholders from selling (a) up to 58,000 shares of the Company's Common Stock that are owned by the Stockholders as of the Closing and are not subject to the purchase rights contained in this Agreement, and (b) shares of the Company's Common Stock not subject to the purchase rights contained in this Agreement that the Stockholders purchase in the public market; provided, however, that the Stockholders cannot utilize or lend any shares of the Company's Common Stock to facilitate or consummate any short sale or other derivative transaction with respect to the Company.

         9. INDEMNIFICATION.

         The Stockholders shall severally indemnify, defend and hold harmless the Company and MedCap and their respective officers, directors, employees, partners, affiliates, agents, successors, subsidiaries and assigns from and against any and all costs, losses, liabilities, claims, demands, causes of action or suits of any type that are incident to the Stockholders' ownership of the Shares and title to the Shares.

         10. MISCELLANEOUS.

                  10.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

                  10.2 HEIRS, SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the transferees, successors, assigns and legal representatives of the parties hereto. The parties acknowledge and agree that the rights and obligations of the Company hereunder may be freely assigned, in whole or in part, to one or more individuals or entities.

                  10.3 COUNTERPARTS. This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

                  10.4 SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, then the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

                  10.5 AMENDMENT; WAIVER. This Agreement may be amended, and the observance of any term hereof may be waived, by the written agreement of Company, MedCap and a majority-in-interest of the Stockholders.

                  10.6 NOTICES. All notices and other communications required or permitted under this Agreement will be in writing and will be either hand delivered in person, sent by certified or registered first class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications will be effective upon receipt if hand delivered or sent by telecopier, five days after mailing if sent by mail, and one day after dispatch if sent by express courier, to the addresses set forth on the signature pages or Exhibit A, as the case may be, or such other addresses as any party may notify the other parties in accordance with this Section.

                  10.7 CONSTRUCTION. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against any party. Unless otherwise indicated herein, all references in this Agreement to "Sections" refer to sections of this Agreement. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

                  10.8 STOCK SPLIT, RECAPITALIZATION. The stock amounts set forth in this Agreement shall be proportionately adjusted for any stock split or recapitalization effected by the Company.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             CRDENTIA CORP.


                                             By: /s/ James D. Durham
                                                 -----------------------
                                                 James D. Durham
                                                 CHIEF EXECUTIVE OFFICER

                                                 14115 Dallas Parkway, Suite 600
                                                 Dallas, TX  75254


                                             MEDCAP PARTNERS L.P.


                                             By: /s/ C. Fred Toney
                                                 ---------------------
                                                 ---------------------------
                                                 ---------------------------

                                                 500 Third Street, Suite 535
                                                 San Francisco, CA  94107

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                                   RICHARD ANDZEL


                                                   /s/ Richard Andzel
                                                   -----------------------------
                                                   Richard Andzel, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                                   GERA LAUN


                                                   /s/ Gery Laun
                                                   ------------------------
                                                   Gery Laun, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                            ANTHONY R. MORGENTHAU


                                            /s/ Anthony R. Morgenthau
                                            ------------------------------------
                                            Anthony R. Morgenthau, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             REMSEN GROUP LTD.


                                             By: /s/ Martin I. Saposnick
                                                 -----------------------------
                                             President

                                             -----------------------------

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             ARM HOLDINGS, L.P.


                                             By: /s/ Anthony R. Morgenthau
                                                 -------------------------------
                                                 President, General Partner

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             JOSEPH J. MESSINA


                                             /s/ Joseph J. Messina
                                             --------------------------------
                                             Joseph J. Messina, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             JEFFREY PEARLMAN


                                             /s/ Jeffrey Pearlman
                                             -------------------------------
                                             Jeffrey Pearlman, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             WILMONT HOLDINGS CORP.


                                             By: /s/ Joseph J. Messina
                                                 ---------------------
                                                 President

                                                 ------------------------------

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             MABERY GROUP, INC.


                                             By: /s/ Robert Gordon
                                                 ------------------------------
                                                 President

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             KAREN A. BAKER


                                             /s/ Karen A. Baker
                                             ----------------------------------
                                             Karen A. Baker, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             SIMONE V. PALAZZOLO


                                             /s/ Simone V. Palazzolo
                                             ----------------------------------
                                             Simone V. Palazzolo, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             GABLE INTERNATIONAL HOLDINGS LTD.


                                             By: /s/ Hil De Frias
                                                 ----------------
                                                 Director

                                                 ------------------------------

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             ATLANTIC INTERNATIONAL


                                             By: /s/ Richard Iamunno
                                                 -------------------
                                                 President

                                                 ------------------------------

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                             JOSEPH SALERNO


                                             /s/ Joseph Salerno
                                             -----------------------------
                                             Joseph Salerno, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

                                                       EXHIBIT A


                                               SCHEDULE OF STOCKHOLDERS

                                                               NO. OF SHARES        NO. OF SHARES          PORTION OF
                                        NUMBER OF              DELIVERED TO          DELIVERED TO          MEDCAP CASH
      NAME AND ADDRESS                   SHARES                   MEDCAP             ESCROW AGENT            PAYMENT
      ----------------                   ------                   ------             ------------            -------

Richard Andzel                           37,500                  21,336                 16,164             $16,002.22
2616 Aqua Vista
Ft. Lauderdale, FL 33301

Gera Laun                                25,000                  14,224                 10,776             $10,668.15
13 Second Avenue
Bayville, NY 11709

Anthony R. Morgenthau                    37,500                  21,336                 16,164             $16,002.22
380 Leucadendra Drive
Coral Gables, FL 33156

Remsen Group Ltd.                       277,000                 159,515                117,485            $119,635.65
21 Schermerhorn
Brooklyn, NY 11201

ARM Holdings                            300,000                 172,722                127,278            $129,541.79
One Financial Plaza
Suite 2504
Ft. Lauderdale, FL 33394

Joseph J. Messina                        54,450                  30,480                 23,970             $22,860.32
33 Wilputte Place
New Rochelle, NY 10804

Jeffrey Pearlman                         70,550                  40,641                 29,909             $30,480.42
50 Pecan Valley Drive
New City, NY 10956

Wilmont Holdings Corp.                  197,000                 112,778                 84,222             $84,583.17
33 Wilputte Place
New Rochelle, NY 10804

Mabery Group                             95,000                  54,865                 40,135             $41,148.57
444 Madison Ave.
Suite 2904
NY, NY 10022

Karen A. Baker                           12,728                  10,160                  2,568              $7,620.08
6220 79th Street
Middle Village, NY
11379

Simone V. Palazzolo                      35,000                  20,320                 14,680             $15,240.21
444 Madison Ave.
Suite 2904
NY, NY 10022

Gable Intl Holdings Ltd.                375,786                 215,395                160,391            $161,546.23
Attn: Hildeberto S. de Frias
31 Church Street
PO Box 1564
Hamilton Bermuda HMFX

Atlantic International                  218,500                 124,970                 93,530             $93,727.29
Capital
95 Front Street
Hamilton, HM 12
Bermuda

Joseph Salerno                           30,000                  17,272                 12,728             $12,954.18
20 5th Ave., #3D
NY, NY 10001

                     TOTALS:          1,766,014               1,016,014                750,000            $762,010.50

                                    EXHIBIT B

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT


         This Escrow Agreement (this "Agreement") is made and entered into as of May 18, 2004, by and among Crdentia Corp., a Delaware corporation ("Company"), the stockholders listed on the Schedule of Stockholders attached hereto as ATTACHMENT A (each a "Stockholder" and collectively the "Stockholders") and Continental Stock Transfer & Trust Company, as escrow agent ("Escrow Agent").

         A. Company, MedCap Partners L.P. ("MedCap") and the Stockholders entered into a Stock Purchase Agreement (the "Purchase Agreement") on May 18, 2004, a copy of which is attached hereto as ATTACHMENT B. The capitalized terms used in this Agreement and not otherwise defined herein will have the same meanings ascribed to them in the Purchase Agreement. This Agreement is the Escrow Agreement, as that term is defined in the Purchase Agreement.

         B. The Purchase Agreement provides for the acquisition by the Company and MedCap of 1,766,014 shares of the Company's Common Stock (the "Shares") held by the Stockholders.

         C. Section 1.2 of the Purchase Agreement provides that, upon the Closing Date, the Stockholders shall deliver 750,000 Shares (the "Escrow Shares") to the Escrow Agent to be placed in an escrow account designated as the Crdentia Escrow Account or an account having a similar designation (the "Escrow Account").

         D. The parties hereto desire to establish the terms and conditions pursuant to which the Escrow Shares will be deposited, held in and disbursed from the Escrow Account.

         E. This Agreement shall be effective on and as of the Closing Date.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. ESCROW.

                  (a) DEPOSIT OF ESCROW SHARES. Upon the Closing Date, the Stockholders shall deliver and deposit with Escrow Agent the Escrow Shares, endorsed in blank, or with stock transfer powers executed in blank attached thereto. Set forth on ATTACHMENT A hereto is a list setting forth the names and addresses of the Stockholders, the number of Escrow Shares transferred by each Stockholder to the Escrow Agent, and their respective ownership interests in the aggregate number of Escrow Shares transferred by all the Stockholders to the Escrow Agent hereunder (the "Percentage Interests"). Escrow Agent shall hold the Escrow Shares in escrow under this Agreement until required to release such Escrow Shares pursuant to the terms of this Agreement and the Purchase Agreement.

                  (b) DIVIDENDS AND ADJUSTMENT TO ESCROW SHARES. Any shares of Company Common Stock issued as a result of, or issued upon the conversion or exercise of any security issued as a result of, any stock dividend, reclassification, stock split, subdivision or combination of shares, recapitalization, merger or other events occurring with respect to the Escrow

Shares while they are held in escrow under this Agreement ("Additional Escrow Shares") will be delivered to Escrow Agent and held in escrow and distributed to the Company or returned to the Stockholders, as required by the terms of the Purchase Agreement and this Agreement, in the same manner and in the same proportions as the Escrow Shares. After the issuance of any Additional Escrow Shares, the Company shall promptly deliver to Escrow Agent a revised ATTACHMENT A setting forth the revised number of Escrow Shares and the updated Percentage Interests of the Stockholders in the Escrow Shares. For all purposes of this Agreement, Additional Escrow Shares issued with respect to Escrow Shares will be treated the same as (and will be considered to be) Escrow Shares.

         2. DISTRIBUTIONS FROM ESCROW.

                  (a) RELEASE OF ESCROW SHARES. Subject to the terms and conditions set forth herein and in the Purchase Agreement, the Escrow Agent shall release the Escrow Shares pursuant to the provisions of Section 1.2 of the Purchase Agreement. Following any Initial Payment Date or Subsequent Payment date, as the case may be, the Escrow Agent will promptly transfer the requisite number of Escrow Shares to the Company, one or more of the Company's assign(s), or the Stockholders, as the case may be. In addition, the Escrow Agent may release the Escrow Shares pursuant to a written demand executed by the Company, on the one hand, and the Stockholders, on the other hand.

                  (b) PAYMENTS TO STOCKHOLDERS. Any funds received by the Escrow Agent pursuant to Section 1.2 or Section 7 of the Purchase Agreement shall be promptly distributed to the Stockholders in accordance with their respective Percentage Interests.

                  (c) NO ENCUMBRANCE. No Escrow Shares, or any beneficial interest therein, may be sold, assigned, or transferred, pledged or otherwise encumbered by any Stockholder, or be taken or reached by any legal or equitable process in satisfaction of any debt, obligation or other liability of any Stockholder while the Escrow Shares are being held in escrow under the terms of this Agreement and the Purchase Agreement.

         3. LIMITATION OF ESCROW AGENT'S LIABILITY.

                  (a) Escrow Agent will incur no liability with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other document believed by it to be genuine and duly authorized, nor for any other action or inaction, except its own willful misconduct or gross negligence. Escrow Agent will have no duty to inquire into or investigate the validity, accuracy or content of any document delivered to it. Escrow Agent will not be responsible for the validity or sufficiency of this Agreement. In all questions arising under this Agreement, Escrow Agent may rely on the advice or opinion of its counsel, and for anything done, omitted or suffered in good faith by Escrow Agent based on such advice, Escrow Agent will not be liable to anyone. Escrow Agent will not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner satisfactory to it.

                  (b) In the event conflicting demands are made or conflicting notices are served upon Escrow Agent with respect to the Escrow Account, Escrow Agent will have the absolute right, at Escrow Agent's election, to do either or both of the following: (i) resign so a successor can be appointed pursuant to
Section 5 or (ii) file a suit in interpleader and obtain an order from a court of competent jurisdiction located in the County of Kent, Delaware (the "Stipulated Jurisdiction") requiring the parties to interplead and litigate in such court their several claims and rights among themselves. For the purpose of this Section 3(b), the parties each consent to the personal jurisdiction of the federal and state courts in the Stipulated Jurisdiction and waive any objection to the venue (except those arising from subject-matter jurisdiction of the court) and rights to request dismissal on the grounds of forum non conveniens or similar doctrines. In the event such interpleader suit is brought and Escrow Shares are deposited as required by applicable procedural rules governing litigation in interpleader in the Stipulated Jurisdiction, Escrow Agent will be entitled (upon court order) to be fully released and discharged from all further obligations imposed upon it under this Agreement, and Company and the Stockholders will equally pay Escrow Agent all costs, expenses and reasonable attorney's fees expended or incurred by Escrow Agent pursuant to the exercise of Escrow Agent's rights under this Section 3 (such costs, fees and expenses will be treated as extraordinary fees and expenses for the purposes of Section 4). Either Company or the Stockholders will be entitled to reimbursement from the other party of any extraordinary fees and expenses of Escrow Agent in the event that such party prevails in such dispute.

                  (c) Each party to this Agreement (other than Escrow Agent), jointly and severally (each an "Indemnifying Party" and together the "Indemnifying Parties") hereby covenants and agrees to reimburse, indemnify and hold harmless Escrow Agent, Escrow Agent's officers, directors, employees, counsel and agents (severally and collectively, "Escrow Agent"), from and against any damage, liability or loss suffered, incurred by, or asserted against Escrow Agent (including amounts paid in settlement of any action, suit, proceeding, or claim brought or threatened to be brought and including reasonable expenses of legal counsel, collectively, "Loss") arising out of, in connection with or based upon any act or omission by Escrow Agent (and/or any of its officers, directors, employees, counsel or agents) relating in any way to this Agreement or Escrow Agent's services hereunder. This indemnity will exclude any indemnification for any Loss arising in whole or in part, directly or indirectly, from any gross negligence or willful misconduct on Escrow Agent's part.

         4. EXPENSES OF ESCROW AGENT. All fees and expenses (if any) of Escrow Agent incurred in the ordinary course of performing its responsibilities under this Agreement will be paid by Company. Any extraordinary fees and expenses, including without limitation any fees or expenses incurred by Escrow Agent in connection with a dispute over the distribution of Escrow Shares will be paid equally by Company and the Stockholders upon receipt of a written invoice by Escrow Agent.

         5. SUCCESSOR ESCROW AGENT. In the event Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice of its resignation to the parties to this Agreement, specifying a date not less than ten (10) days following such notice date of when such resignation will take effect. Company will designate a successor Escrow Agent prior to the expiration of such ten (10) day period by giving written notice to Escrow Agent and the Stockholders. If Company does not appoint a successor escrow agent, the

Escrow Agent may apply to a court of competent jurisdiction to do so. Escrow Agent will promptly deliver the Escrow Shares to such designated successor.

         6. GENERAL PROVISIONS

                  (a) GOVERNING LAW. The internal laws of the State of Delaware (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

                  (b) ASSIGNMENT; BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The rights and obligations of the Company hereunder may be freely assigned, in whole or in part, to one or more individuals or entities.

                  (c) SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, then the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

                  (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, bear the signatures of all parties reflected hereon as signatories.

                  (e) AMENDMENT; WAIVER. This Agreement may be amended by the written agreement of Company, Escrow Agent and the Stockholders, PROVIDED THAT, if Escrow Agent does not agree to an amendment agreed upon by Company and the Stockholders, Escrow Agent will resign and Company will appoint a successor Escrow Agent in accordance with Section 5. No amendment of the Purchase Agreement will increase Escrow Agent's responsibilities or liability hereunder without Escrow Agent's written agreement. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement will be effective unless such waiver is set forth in a writing signed by such party. No waiver by any party of any such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

                  (f) NOTICES. All notices and other communications required or permitted under this Agreement will be in writing and will be either hand delivered in person, sent by certified or registered first class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications will be effective upon receipt if hand delivered or sent by telecopier, five days after mailing if sent by mail, and one day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this
Section:

                  If to the Company:

                           Crdentia Corp.
                           14115 Dallas Parkway, Suite 600
                           Dallas, Texas 75254
                           Facsimile No.: (972) 392-2722
                           Attention:  Chief Executive Officer
                  with copies to:

                           Morrison & Foerster LLP
                           3811 Valley Centre Drive, Suite 500
                           San Diego, CA  92130
                           Facsimile No.: (858) 720-5125
                           Attention:  Steven G. Rowles, Esq.

                  If to a Stockholder:

                           At the address set forth on ATTACHMENT A

                  If to Escrow Agent:

                           Continental Stock Transfer & Trust Company
                           17 Battery Place
                           New York, NY 10004
                           Facsimile:  (212) 616-7616
                           Attention:  Roger Bernhammer


Notwithstanding the foregoing, notices addressed to Escrow Agent shall be effective only upon receipt.

         (g) CONSTRUCTION. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against any party. Unless otherwise indicated herein, all references in this Agreement to "Sections" refer to sections of this Agreement. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

CRDENTIA CORP.


By:  /s/ James D. Durham
     -----------------------
     James D. Durham
     Chief Executive Officer


ESCROW AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY


By:  /s/ Roger Bernhammer
     -----------------------

Print Name: Roger Bernhammer

Title: Vice President

                      [Signature Page To Escrow Agreement]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

RICHARD ANDZEL


/s/ Richard Andzel
-----------------------------
Richard Andzel, an individual

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


GERA LAUN


/s/ Gery Laun
------------------------
Gery Laun, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


ANTHONY R. MORGENTHAU


/s/ Anthony R. Morgenthau
------------------------------------
Anthony R. Morgenthau, an individual

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


REMSEN GROUP LTD.


By: /s/ Martin I. Saposnick
-----------------------------
President

-----------------------------

                   [SIGNATURE PAGE TO COMMON STOCK AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


ARM HOLDINGS, L.P.


By: /s/ Anthony R. Morgenthau
-------------------------------
President, General Partner

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


JOSEPH J. MESSINA


/s/ Joseph J. Messina
--------------------------------
Joseph J. Messina, an individual

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


JEFFREY PEARLMAN


/s/ Jeffrey Pearlman
-------------------------------
Jeffrey Pearlman, an individual

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


WILMONT HOLDINGS CORP.


By: /s/ Joseph J. Messina
---------------------
President

------------------------------

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


MABERY GROUP, INC.


By: /s/ Robert Gordon
------------------------------
President

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


KAREN A. BAKER


/s/ Karen A. Baker
----------------------------------
Karen A. Baker, an individual

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


SIMONE V. PALAZZOLO


/s/ Simone V. Palazzolo
----------------------------------
Simone V. Palazzolo, an individual

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


GABLE INTERNATIONAL HOLDINGS LTD.


By: /s/ Hil De Frias
----------------
Director

------------------------------

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


ATLANTIC INTERNATIONAL


By: /s/ Richard Iamunno
-------------------
President

------------------------------

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


JOSEPH SALERNO


/s/ Joseph Salerno
-----------------------------
Joseph Salerno, an individual

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

                                  ATTACHMENT A


                SCHEDULE OF STOCKHOLDERS AND PERCENTAGE INTERESTS


----------------------------------- ---------------------- --------------------

           Shareholder Name                                 Percentage Interest
              And Address               Escrow Shares      of all Escrow Shares
----------------------------------- ---------------------- --------------------
Richard Andzel                                   16,164               2.2%
2616 Aqua Vista
Ft. Lauderdale, FL 33301

----------------------------------- ---------------------- --------------------
Gera Laun                                        10,776               1.4%
13 Second Avenue
Bayville, NY 11709

----------------------------------- ---------------------- --------------------
Anthony R. Morgenthau                            16,164               2.2%
380 Leucadendra Drive
Coral Gables, FL 33156

----------------------------------- ---------------------- --------------------
Remsen Group Ltd.                               117,485              15.7%
21 Schermerhorn
Brooklyn, NY 11201

----------------------------------- ---------------------- --------------------
ARM Holdings                                    127,278              17.0%
One Financial Plaza, Suite 2504
Ft. Lauderdale, FL 33394

----------------------------------- ---------------------- --------------------
Joseph J. Messina                                23,970               3.2%
33 Wilputte Place
New Rochelle, NY 10804

----------------------------------- ---------------------- --------------------
Jeffrey Pearlman                                 29,909               4.0%
50 Pecan Valley Dirve
New City, NY 10956

----------------------------------- ---------------------- --------------------
Wilmont Holdings Corp.                           84,222              11.2%
33 Wilputte Place
New Rochelle, NY 10804

----------------------------------- ---------------------- --------------------
Mabery Group                                     40,135               5.4%
444 Madison Avenue, Suite 2904
New York, NY 10022

----------------------------------- ---------------------- --------------------
Karen A. Baker                                    2,568               0.3%
6220 79th Street
Middle Village, NY 11379

----------------------------------- ---------------------- --------------------
Simone V. Palazzolo                              14,680               2.0%
444 Madison Avenue, Suite 2904
New York, NY 10022

----------------------------------- ---------------------- --------------------
Gable Int'l Holdings Ltd.                       160,391              21.3%
Attn: Hildeberto S. de Frias
31 Church Street
PO Box 1564
Hamilton Bermuda HMFX

----------------------------------- ---------------------- --------------------
Atlantic International Capital                   93,530              12.4%
95 Front Street
Hamilton, HM 12 Bermuda

----------------------------------- ---------------------- --------------------
Joseph Salerno                                   12,728               1.7%
20 5th Avenue, #3D
New York, NY 10001

----------------------------------- ---------------------- --------------------
                            TOTALS              750,000               100%
----------------------------------- ---------------------- --------------------

                                  ATTACHMENT B

                            STOCK PURCHASE AGREEMENT